Registration No. 33-98980

                              UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     Post-Effective Amendment No. 2

                                   and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 2

                  WEST UNIVERSITY FUND, INC.
                  (Exact Name as Specified in Charter)

                          3030 University Blvd.
                          Houston, Texas  77005
                    (Address of Principal Executive)

                             (713) 666-1652
                     (Registrant s Telephone Number)

                       Richard Peter Cancelmo, Jr.
                          3030 University Blvd.
                          Houston, Texas  77005
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 29, 1996 pursuant to Paragraph (b) under Rule 485 of the Securities Act of 1933.

Title of Securities Being Registered:  Common Stock $1.00 Par Value

Amount Being Registered:

Proposed Maximum Offering Price Per Unit:

Proposed Maximum Aggregate Offering Price:

Amount of Registration Fee:

No additional shares being registered at this time.

THIS DOCUMENTS CONTAINS 31 pages

                        WEST UNIVERSITY FUND, INC.
                        3030 UNIVERSITY BOULEVARD
                          HOUSTON, TEXAS  77005
                              713-666-1652
                              800-465-5657

                                 PART A

                               PROSPECTUS

   West University Fund, Inc. (the Fund) is a no load, diversified management investment company or "mutual fund." As a no-load mutual fund, shares may be purchased directly from and are redeemed by the Fund at net asset value without any sale or redemption charges. The Fund's investment adviser is Cancelmo Capital Management, Inc.

The Fund's investment objective is income through stock ownership and option writing.

The Fund will attempt to achieve this objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges by selling covered call options, and by entering into closing purchase transactions with respect to such call options.

   There is no minimum on initial or subsequent purchases of fund shares by tax deferred retirement plans (including IRA, SEP-IRA and Profit Sharing and Money Purchase Plans) or Uniform Gifts to Minor Accounts. For other investors the minimum is $1,000 for an initial purchase and there is no minimum for subsequent purchases.

   This prospectus contains concise information respecting the Fund which a prospective investor should know before investing. Additional information concerning the Fund and its investment adviser has been filed with the Securities and Exchange Commission (The "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge to investors by writing or telephoning the Fund at the address or the telephone number shown above.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FURTHER
REFERENCE.

   THE DATE OF THIS PROSPECTUS AND THE RELATED STATEMENT OF
ADDITIONAL INFORMATION IS MARCH 31, 1997.

TABLE OF CONTENTS
                                                            Page

Fund Expense Table                                           1
How Performance is Calculated                                2
Financial Highlights
The Fund                                                     2
Investment Objective and Policies                            2
     Investments in Securities of Other
     Investment Companies                                    3
     Covered Option Writing                                  4
     Covered Call Options                                    4
     Risk of Option Writing                                  5
     Portfolio Turnover                                      5
     Further Information                                     6
Management of the Company                                    6
     Net Asset Value                                         7
How to Purchase Shares                                       8
How to Redeem Shares                                         8
Shareholder Accounts                                         9
IRA Plan
Dividends, Distributions and Taxes                          10
Description of Common Stock                                 12
Transfer, Dividend Disbursing and Shareholder
Servicing Agent                                             12
Legal Proceedings                                           12
General Information                                         13
Stock Option Terms                                          13

                       FUND EXPENSE TABLE

     The following table illustrates the expenses and fees that a shareholder of the Fund will incur.

                    Shareholder Transaction Expenses

     Salesload Imposed on Purchases               None
     Salesload Imposed on Reinvested Dividends    None
     Deferred Sales Load                          None
     Redemption Fees                              None
     Exchange Fee                                 None

                     Annual Fund Operating Expenses

(As a Percentage of Average Net Assets)

Investment Advisory Fees                          1.0%
12 B-1 Fees                                       None
Other Expenses                                    .82%
Total Fund Operating Expenses                     1.82%


Example
                             1 Year  3 Years  5 Years  10 Years

You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period              $18.00  $56.00   $97.00  $210.00

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER
THAN THOSE SHOWN ABOVE.


FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period from February 1, 1996 (date of the initial public offering) to December 31, 1996)

     The following Financial Highlights of the Fund for the fiscal year ended December 31, 1996 have been examined by Simonton, Kutac & Barnidge, L.L.P., independent public accountants, whose report thereon is included in the Fund s Annual Report for the fiscal year December 31, 1996. The Financial Highlights should be read in conjunction with the financial statements and related notes included in the Fund s annual report which is incorporated herein by reference.

                                                  Period from
                                               February 1, 1996
                                             to December 31, 1996

NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.00
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                             .09
     Net realized and unrealized gains on
        securities                                     .80
          Total from investment operations             .89

LESS DISTRIBUTIONS:
     Dividends                                         .68

NET ASSET VALUE, END OF PERIOD                       10.21

TOTAL RETURN                                          9.71*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                             2.0 million
Ratio of expenses to average net assets               1.82
Ratio of net investment income to average net assets  1.19
Portfolio turnover rate                             101.38%

Average commission rate                                .0446**


*Annualized

**The formula for calculating the average commission rate is total commission paid divided by total shares purchased and sold.

Each option contract is 100 shares.


                      HOW PERFORMANCE IS CALCULATED

     From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

     Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the return as an annual rate, which, if compounded annually over the period ("n" is the number of years), would increase or decrease the initial investment to the ending value. (Formula for calculating average annual total compound return: (ERV/p)1/n-1).



                                THE FUND

     The Fund is a Texas corporation incorporated in 1995 and registered with The Securities and Exchange Commission under the Investment Company Act of 1940 as an open end diversified, management investment company. The Fund offers for sale its common stock on a no- load basis, which means that such shares may be purchased directly from and redeemed by the Fund at net asset value without any sales or redemption charge (See "Purchase of Fund Shares" for minimum investment limitations).


INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is income through stock ownership and option writing. This investment objective may not be changed without a vote of a majority of the Fund's shareholders, in accordance with applicable requirements of the Investment Company Act of 1940.

     The Fund seeks to achieve its investment objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges by selling covered call options, and by entering into closing purchase transactions with respect to such call options. The Fund will invest in both large and small companies. Extensive study will be made of the balance sheet and earnings power to appraise the fundamental worth of each investment. A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. The Fund's strategy is to create a well diversified portfolio using stock and option positions.

     Total return defined as income, and capital appreciation will be obtained from the following sources:

     1)   premiums from expired options
     2)   net profits, if any from closing purchase transactions
     3) dividends received on the securities in the Fund's portfolio
     4)   net realized capital gains, if any
     5)   net changes in unrealized capital appreciation, if any
     6) interest income from money market instruments, and U.S. Government securities.

     Since opportunities to realize net gains from covered call option writing programs and yields on stocks, money market instruments, and U.S. Government securities vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Fund's total return will fluctuate and therefore there can be no assurance that the Fund will be able to achieve its investment objective.

     Except as described below, at least 75% of the Fund's total assets (taken at current value), excluding cash, cash equivalents and U.S. Government securities, will be invested in dividend paying common stocks with covered call options written against such stocks. The Fund s investment policy of covered call writing will tend to cause the fund to be required to sell its securities which are appreciating. The net result of this affect will be to cause the fund to experience relatively poor performance in upwardly moving markets. The fund has no maximum or minimum level that will be dedicated to covered writing, but under normal market conditions would anticipate being fully
invested.   The Fund may invest its cash reserves in securities
of the U.S. Government and its agencies or the following cash equivalents: deposits in domestic banks, bankers' acceptances, certificates of deposit, commercial paper. Commercial paper investments will be limited to investment grade issues, rated A-1 or A-2 by Standard & Poor's Corporation, or Prime 1 or Prime 2 by Moody's Investors Service, Inc. Investments in registered investment companies are limited by certain additional restrictions (see "Investments in Securities of Other Investment Companies").

     In periods of unusual market conditions and for defensive purposes the Fund may retain all or part of its assets in cash or cash reserves of the type described above.

     INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES. Investments in the securities of other investment companies are intended to provide an investment vehicle for the fund's cash reserves that the Fund does not want to commit to riskier investments. Accordingly, the Fund may invest up to 35% of its total assets in securities, such as money market funds. However, the Fund is restricted to purchasing securities only to the extent that is permitted under the Investment Company Act of 1940. The 1940 Act generally permits the Fund to purchase or otherwise acquire securities issued by another investment company so long as, immediately after such acquisition, the Fund and all affiliated persons of the Fund do not own in the aggregate more than 3% of the total outstanding voting stock of the acquired investment company.

     Such transactions may in some cases raise the Fund s transaction costs relative to a direct investment in the same securities, but in some cases the Fund may benefit from being able to acquire a diversified investment in one purchase that could not be made economically in a direct fashion. As other investment companies pay management fees to their investment advisers, shareholders will bear a proportionate share of such fees as well as the management fees paid by the Fund. In addition, the 1940 Act provides that no investment company in which the Fund invests is obligated to redeem shares of such company owned by the Fund in an amount exceeding 1% of the company s outstanding shares during any period or less than thirty days.

     COVERED OPTION WRITING. Covered call options will be written on the Fund s portfolio in order to achieve, through the receipt of premiums, income. The premium received represents an increase in income to the stockholder. The option writer is giving up potentially unlimited price appreciation in exchange for the option premium. Covered option writing involves risks -- see Risks of Option Writing below.

     COVERED CALL OPTIONS. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying securities at the exercise price during the option period. The Fund, as the writer of the option, receives the premium from the purchaser of the call option. The writer, during the time he is obligated under the option, may be assigned an exercise notice by the broker-dealer through whom the call was sold, requiring him to deliver the underlying security against payment of the exercise price. The obligation is terminated only upon expiration of the option or at such earlier times as the writer effects a closing purchase transaction. Once a writer has been assigned an exercise notice, he will thereafter be unable to effect a closing purchase transaction in that option. So long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

     To secure this obligation to deliver the underlying security, a covered call option writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and the exchange on which the covered call option is traded. To fulfill this obligation, at the time an option is written, the Fund, in compliance with its custodian agreement, directs the custodian of its investment securities, or a securities depository acting for the custodian, to act as the Fund's escrow agent by issuing an escrow receipt to the Clearing Corporation respecting the option's underlying securities. The Clearing Corporation will release the securities from this escrow upon the exercise of the option, its expiration without being exercised or when the Fund enters into a closing purchase transaction. Until such release the Fund cannot sell the underlying securities.

     So long as his obligation as a writer continues, the covered call option writer gives up the opportunity to profit from a price increase in the underlying security above the sum of the exercise price plus the premium received in exchange for increasing his return if the underlying security does not advance to or beyond the sum of the exercise price plus the premium. Thus, in some periods the Fund will receive less total return and in other periods greater total return from its call options than it would have received from its underlying securities unoptioned.


     The Fund will write options from time to time on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund's objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

     The premium the Fund receives for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. Options written by the Fund will normally have expiration dates between one and nine months from the date written. From time to time, for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

     RISKS OF OPTION WRITING. In return for the premium received, a covered call writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price of the underlying security. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction. If a call expires unexercised, the covered writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period
which may exceed such gain.   If an underlying security should
fall by more than the option premium received there will be a loss on the overall position. Thus, the downside protection or hedge on any given security is partial and will not protect the position if the stock falls by an amount greater than the call option premium that was originally taken in. If the covered writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

     PORTFOLIO TURNOVER. The Fund will not attempt to achieve, nor will it be limited to, a predetermined rate of portfolio turnover. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities and options with maturities of one year or less) divided by the monthly average of the market value of such securities. The anticipated turnover rate is not expected to be higher than 100%; however, a higher turnover rate may occur if the Fund writes a substantial number of options which are exercised. For the year ending December 31, 1996, the Fund s portfolio turnover rate was 101.38%. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs. The Fund will pay brokerage commissions on its securities transactions and in connection with the purchase and sale of options as well as for selling a security on exercise of a call option.

     FURTHER INFORMATION. The Fund's investment objective and policies are subject to certain restrictions, including limitations on borrowing, short sales of securities and investments in real estate companies or securities secured by real estate. These restrictions may not be changed without approval of the holders of a majority of the Fund's outstanding shares. In addition, certain factors may restrict the ability of the Fund to write options. These restrictions and factors are described in the Statement of Additional Information.


MANAGEMENT OF THE COMPANY

     The overall business and affairs of the Company are the responsibility of the Company's Board of Directors, the members of which are elected by the shareholders. The day-to-day operations of the Company are managed by the Company's President subject to the bylaws of the Company and review by the Board of Directors. Information relating to the directors and officers of the Company is provided in the "Statement of Additional Information."

     The Company has entered into an Investment Advisory Contract (the "Contract") with Cancelmo Capital Management, Inc. (the "Adviser"), 3030 University Boulevard, Houston, Texas 77005. The Adviser, which is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, manages the investment and reinvestment of the assets of the Company in accordance with the Company's investment objective, policies, and restrictions. Richard Peter Cancelmo, Jr. is the sole shareholder of the Adviser and is responsible for all its investment decisions, including the day-to-day management of the Company's portfolio. There can be no assurance that the Adviser could find a suitable replacement for Mr. Cancelmo in the event of his death or disability. Mr. Cancelmo also serves as the President and a Director of the Company. Prior to forming the Adviser in 1995, Mr. Cancelmo was an investment executive for a securities firm. He held that position since 1983.

     The Adviser is paid a monthly fee computed at an annual rate of 1% of the average daily net assets of the Company. This fee is higher than the fee paid to most advisers for similar services.

     The Adviser pays all the salaries and related expenses (such as health insurance premiums and similar benefits) of the officers of the Company, provides office space for the Company and pays all distribution expenses of the Company. The Adviser permits, if desired by the Company, for officers of the Adviser to serve, without compensation from the Company, as directors, officers or agents of the Company if duly elected or appointed to such positions.

     In addition to the fee of the Adviser, the Company assumes and pays any expenses for services rendered by any custodian for the safekeeping of the Company's securities or other property, for keeping its books of account, for any other charges of a custodian and for calculating the net asset value of the Company. The Company also assumes and pays the expenses of its operations, including compensation of the directors (other than those affiliated with the Adviser), expenses of independent accounting services and auditors, of legal counsel, of any transfer or dividend disbursing agent or any registrar of the company, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Company, costs of share certificates, association membership dues, salaries and related expenses of administrative and clerical personnel who are not officers of the Company, costs of reports and notices to shareholders, other like miscellaneous or related expenses and all taxes and fees payable to federal, state or other governmental agencies by the Company.

     The contract between the Company and its Adviser is effective through October 24, 1997. Unless earlier terminated as described below, the contract will remain in effect from year to year thereafter if approved annually (1) by the Board of Directors of the Company or by the holders of a majority of the Company's common stock, and (2) by a majority of the Company's disinterested directors. The contract terminates on its assignment by either party, and may be terminated without penalty on sixty days written notice by either party. The Company may effect termination by action of the Board of Directors or by vote of the holders of a majority of the Company's common stock.

     The Adviser will reduce its fees to limit the total annual expenses of the Company (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.

     NET ASSET VALUE. The net asset value of the Fund is computed once daily at 4:30 P.M. Eastern Time after the close of trading of the New York Stock Exchange and the various option exchanges. The net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Securities traded on the New York Stock Exchange are valued at their price at the close of regular trading on the New York Stock Exchange. Options traded on one or more exchanges are valued at their closing prices on whatever exchange the last sale occurred. All other portfolio securities which are traded on a national securities exchange are valued at their last sale. In all cases, when there is no last sale on that day or if the last sale is unrepresentative, the value is taken to be the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by or under the direction of the Fund's Board of Directors.

     Money market securities are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Securities with a remaining maturity of 60 days or less are valued on an amortized basis. This involves valuing a portfolio security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security.


HOW TO PURCHASE SHARES

     Shares of the Fund are purchased directly from the Fund with no sales charge or commission at net asset value next computed after an order and payment are received by the Fund. Any order received after 4:30 P.M. Eastern Standard Time will be processed at the next day's closing net asset value. There is no minimum on initial or subsequent purchases of Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $1,000 for an initial purchase and there is no minimum for subsequent purchases.

     The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

     PURCHASE BY MAIL. The simplest way to make initial and subsequent purchases of Fund shares is to mail to the Fund a completed and signed application to purchase shares with a check payable to the Fund. Shares will be purchased at the next determined net asset value per share after an order and payment are received by the Fund.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full and fractional shares rounded to the third decimal place, at net asset value, with no fees or charges. No share certificates will be issued except for investors whose regulators require them to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the Fund. Any transaction respecting an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder showing the details of the transaction. (See "Shareholder Accounts.")


HOW TO REDEEM SHARES

     REDUCTIONS BY WRITTEN INSTRUCTIONS: A shareholder may redeem all or part of his shares by written request to the Fund. The written request must be endorsed by the registered owner(s) exactly as the account is registered, including any special capacity of the registered owner(s). Where the owner or owners have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account, the Fund requires that the signature(s) be guaranteed. Fiduciaries, corporations and other entities may also be required to furnish supporting documents.

     SIGNATURE GUARANTEES. To protect the shareholder's account and the Fund from fraud, signature guarantees are required for certain redemptions. The purpose of signature guarantees is to verify the identity of the party who has authorized the redemption. A guarantor must be a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange or another eligible guarantor institution. Notaries public are not acceptable guarantors. Signature guarantees are required for:

     1. any redemption request for an account where the owner(s) have not arranged with the Fund for redemption proceeds to be remitted to a predesignated bank account;

     2. transfers or exchanges between accounts which are not identically registered;

     3. he addition of or change in the wiring instructions for the financial institution designated to receive redemption/proceeds directly into a shareholder's account; and

     4. procedures involving disputed or deceased shareholder accounts.

     Shares are redeemed without charge at the net asset value next computed after instructions and required documents are received in proper form. Any instructions received after 4:30 P.M. Eastern Standard Time will be processed at the next day's closing net asset value. Payment will be made as promptly as possible but in no event later than 3 business days from the day the redemption request is received. Any letter of instruction must be signed exactly as the account is registered, including any special capacity of the registered owner. Under the Interest and Dividend Tax Compliance Act of 1983, the Fund may be required to withhold at a rate of 31% from dividends and capital gain distributions to shareholders and upon payment of redemptions to shareholders, if they have not complied with the provisions of the Act relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     A request for a distribution from an IRA, SEP-IRA or other tax deferred retirement account for which the Fund acts as sponsor may be delayed until the Fund has ascertained the withholding requirements applicable to the distribution. Investors may send withholding instructions to the Fund on Internal Revenue Service ("IRS") Form W-4P along with the distribution request. The form is available from the IRS or by calling the Fund. If an investor does not want tax withholding from distributions, the investor may state in the distribution request (instead of using Form W-4P) that no withholding is desired and that the investor understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

     In the event that the Fund is requested to redeem shares for which it has not received good payment (e.g., cash or cashier's check on a U.S. bank), it will mail the redemption check upon clearance of the purchase check (which may take up to 10 days or more). In addition, the Fund reserves the right to defer honoring redemption requests where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received unless the Fund has been advised that the check used for investment has been cleared for payment by the shareholder's bank.

SHAREHOLDER ACCOUNTS

     When an investor makes his initial purchase of shares an account will be opened for him on the books of the Fund, and he will receive a confirmation of the opening of his account. Thereafter, whenever a transaction takes place in the account, such as a purchase, redemption, transfer, change of address, reinvestment of income or capital gain distributions, or withdrawal of share certificates, a confirmation will be sent to the shareholder giving complete details of that transaction. In addition, shareholders will receive quarterly statements giving complete details of all transactions during the quarter.

     A shareholder may make additional investments in his account by sending a check, money order or wired funds made payable to the Fund. Income distributions (including dividends and distributions of net short-term capital gains) and net long-term capital gains distributions, if any, will be reinvested in full and fractional shares rounded to the third decimal place, at the net asset value per share determined on the payment date.

IRA PLAN

     The Fund has a master individual retirement account (IRA) plan which allows you to invest in the Fund. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. There is no minimum investment. The plan also permits you to "roll over" to a West University Fund IRA a lump sum distribution from a qualified pension or profit-sharing plan, including by a direct transfer from the plan trustee, thereby postponing your federal income tax on the distribution if rolled over within 60 days. Many distributions from qualified plans are subject to income tax withholding unless transferred directly from the plan to an IRA or another plan.

     If your employer has a Simplified Employee Pension Plan
(SEP), you may establish an IRA with the Fund to which your employer may contribute annually up to the lesser of 15% of your earned income or $30,000, subject to special rules designed to avoid discrimination.

     Detailed information about the IRA, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     TAX STATUS OF THE FUND. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a regulated investment company, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund intends to qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. For example, if the Fund derives 30% or more of its gross income from the sale or other disposition of securities held for less than 3 months, it may fail to qualify (see, also, "Tax Information and Option Accounting Principles" in the Statement of Additional Information). If it did not so qualify, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

     DISTRIBUTIONS. The Fund intends to distribute, at least annually, ordinary dividends and net capital gains substantially equal to the Fund's net investment income and net capital gains for each year. There can be no guarantee that the Fund will have such net investment income or net capital gains for annual distribution. All distributions will be automatically reinvested in shares of the Fund, unless the shareholder makes a written request for distributions in cash. Such request must be sent to the Fund at its current mailing address.

     TAXATION OF SHAREHOLDERS. The following is only a brief discussion of Federal income taxation in effect on the date of this prospectus, and does not discuss the status of dividends and distributions from the Fund under state and local tax laws. All applicable tax laws and regulations are subject to change by legislative and administrative action. Each shareholder of the Fund is advised to consult his own tax adviser with respect to applicable Federal, state and local tax laws.

     The maximum marginal tax rate for individuals is currently 28% on net capital gains distributions and 39.60% on ordinary income distributions. The reduction of certain deductions and phase-out of exemptions may increase the individuals marginal tax rate to more than 39.60%. For corporations, net capital gains distributions are subject to the maximum marginal rate of 39%.

     Distributions paid from the Fund's dividend and interest income and from any net realized short-term capital gains are taxable to shareholder as ordinary income under Federal income tax law, whether received in cash or in additional shares. Net capital gains distributions are taxable to shareholders as long-term capital gains, whether received in cash or additional shares, regardless of how long such shareholders have held their shares. However, any loss (to the extent of the distribution of net capital gain received by a shareholder) will be treated as long-term capital loss upon the redemption of shares of the Fund held for six months or less.

     The sale of shares of the Fund is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from any ordinary redemption of shares or exchange of shares.

     All or part of the Fund's dividends will be eligible for the 70% deduction for dividends received by corporations. Special provisions are contained in the Internal Revenue Code as to the eligibility, for the deduction, of payments made by mutual funds to corporate shareholders. Net capital gains distributions are not eligible for the deduction. The Fund will report to its shareholders income dividends and net capital gains distributed during the calendar year and will designate that portion which qualifies for the 70% corporate dividends received deduction. This determination will be based on the ratio between aggregate dividends received by the Fund on domestic corporate stock held for at least 46 days (91 days for certain preferred stock) and the Fund's gross income. Gross income will include dividends, interest and the excess of net short-term capital gains (which includes premium from expired options and gains from closing purchase transactions) over net long-term capital losses. Each year the Fund will mail you information on the tax status of dividends and distribution.

     Pursuant to the Interest and Dividend Tax Compliance Act of 1983, shareholders may be subject to backup withholding of federal income tax at a 31% rate on dividends and other payments made to shareholders if they have not provided the Fund with their correct social security number or other taxpayer identification number, or have not made the certifications required by the Internal Revenue Service.

     The foregoing is only a brief discussion of Federal income taxation in effect on the date of this Prospectus, and does not discuss the status of dividends and distributions from the Fund under state and local tax laws. All applicable tax laws and regulations are subject to change by legislative and administrative action. Each shareholder of the Fund is advised to consult his own tax adviser with respect to applicable Federal, state and local tax laws. Any net capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the distribution. Therefore, a capital gain distribution paid shortly after a purchase of shares by an investor would represent, in substance, a partial return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes as discussed above. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     TAX CONSIDERATIONS IN PORTFOLIO TRANSACTIONS. Optioning securities in the Fund's investment portfolio may have the effect of reducing capital appreciation earned on such securities below that which could have been earned had no options been written on such securities. Further, since shareholders of the Fund who are taxable may receive distributions which are taxed to them as ordinary income in years when the total return of the Fund is less than its dividend and interest return, during such years the Fund will attempt, consistent with its investment objective, to minimize its shareholders' ordinary taxable income by offsetting, to the extent possible, any net short-term capital gains that may have been realized from expired options and profitable closing purchase transactions by selling underlying stocks with unrealized capital losses. Otherwise, in such years the Fund's shareholders might have both a negative total return an current taxable income, thus being subject to the payment of income taxes in a year in which their real wealth may have declined. Of course, there can be no assurance that the Fund will have sufficient unrealized losses on its underlying common stocks to be able to offset these net short-term capital gains.

DESCRIPTION OF COMMON STOCK

     The Company was incorporated in Texas on October 25, 1995 with 10,000,000 authorized shares of common stock, $1.00 par value. There were 199,497 shares issued and outstanding as of December 31, 1996. All the outstanding shares are, and the shares to be issued as contemplated herein will be, duly authorized, fully paid and nonassessable. Each issued and outstanding share has full voting rights and is entitled to one vote on all matters submitted to the shareholders, including the right to vote at the annual meeting of shareholders on the election of directors and the selection of independent certified public accountants. No shareholder is entitled to cumulative voting rights or to any preemptive right to acquire securities of the Company. Each share has equal dividend, distribution, and liquidation rights.

TRANSFER, DIVIDEND DISBURSING
                     AND SHAREHOLDER SERVICING AGENT

     The Fund serves as its own Transfer, Dividend Disbursing and Shareholder Service Agent.

LEGAL PROCEEDINGS

     As of the date of this Prospectus, there was no pending, or threatened litigation involving the fund, or the Adviser in any capacity whatsoever.

GENERAL INFORMATION

     Shareholder inquiries should be made in writing to Cancelmo
Capital Management, Inc. at 3030 University Blvd., Houston, Texas
77005; or by telephone to (713) 666-1652 or (800) 465-5657.

     Each shareholder will receive semi-annual financial statements, including a list of portfolio securities and outstanding call options. The annual financial statements of the Fund will be audited by certified public accountants.

STOCK OPTION TERMS

     OPTION. An option is either a call or put option issued by the Options Clearing Corporation (the "Clearing Corporation") on a stock and traded on one or more Exchanges, as defined below. Such options give a holder the right to sell (in the case of a put option) or to buy (in the case of a call option) the number of shares or other units of the underlying security covered by the option at a fixed or determinable exercise price. The rights represented by an option may be exercised by the proper filing of an exercise notice prior to the fixed expiration time of the option.

     CLASS OF OPTIONS. Options covering the same underlying security.

     CLEARING CORPORATION.  The Option Clearing Corporation.

     CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer (seller) of an option terminates his obligation as a writer by purchasing on an exchange, in a closing purchase transaction, an option of the same series as the option previously written. Such a transaction has the effect of canceling the option writer's position as a writer and does not result in the ownership of a new option.

     COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the underlying security.

     EXCHANGE. A national securities exchange on which options are traded: currently the Chicago Board Options Exchange ("CBOE"), American Stock Exchange ("AMEX"), Pacific Stock Exchange ("PSE"), Philadelphia Stock Exchange ("PHLX") and New York Stock Exchange ("NYSE").

     EXERCISE PRICE. The price per unit at which the holder of a call option may purchase (and the holder of a put option may sell) the underlying security upon exercise of the option, sometimes referred to as the striking price.

     EXPIRATION DATE. The latest date when an option may be exercised.

     NASDAQ OPTIONS. Standardized options on unlisted securities which are displayed on the National Association of Securities
Dealers Automated Quotations System.

     OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

     PREMIUM. The price of an option agreed upon between the buyer and writer (seller) or their agents in a transaction on an Exchange.

     PUT OPTION. Any option issued by the Clearing Corporation and traded on one or more of the Exchanges referred to above which gives the holder the right to sell to the Clearing Corporation the underlying security at the stated exercise price by filing an exercise notice prior to the expiration date.

     SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise prices and expiration dates.

     UNDERLYING SECURITIES. The securities subject to purchase upon the exercise of a call option or subject to sale upon the exercise of a put option.


INVESTMENT ADVISER
Cancelmo Capital Management, Inc.
3030 University Boulevard
Houston, Texas 77005
(713) 666-1652
(800) 465-5657


CUSTODIAN
Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin  53201
(414) 765-4124


INDEPENDENT AUDITORS
Simonton, Kutac & Barnidge, L.L.P.
Certified Public Accountants
Two Houston Center
909 Fannin, Suite 2050
Houston, Texas 77010-1007



No dealer, salesman or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute any offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                 PART B
                       WEST UNIVERSITY FUND, INC.
                        3030 UNIVERSITY BOULEVARD
                          HOUSTON, TEXAS  77005
                              713-666-1652
                              800-465-5657

                  STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Prospectus for West University Fund, Inc. (the "Fund") dated March 31, 1997. A copy of the Prospectus may be obtained by writing or telephoning the Fund at the address or telephone number shown above.

                            TABLE OF CONTENTS

                                                       Page

1.   Investment Objective and Policies                      2
     Covered Option Writing                                 2
          Factors Which May Adversely Affect
              Transactions in Options                       2
     Position Limitations                                   3
2.   Investment Restrictions and Other Investment Policies  4
3.   Management of the Fund                                 5
4.   Brokerage                                              6
5.   Tax Information and Option Accounting Principles       7
6.   Calculation of Performance Data and Other
     Performance Comparisons and Statistics                 8
7.   Description of Common Stock                            10
8.   Principal Shareholders                                 10
9.   Tax Status                                             10
10.  Pricing and Redemption of Fund Shares                  11
11.  Custodian                                              11
12.  Transfer, Dividend Disbursing and Shareholder
     Servicing Agent                                        12
13.  Independent Auditors                                   12

                             INVESTMENT OBJECTIVE AND POLICIES

                The Prospectus discusses the Fund's investment objective and the policies it employs to achieve this objective. The following information supplements the discussion in the Prospectus.

     COVERED OPTION WRITING. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice he cannot effect a closing purchase transaction.

     If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

     A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option of the same series as he previously sold. Once a writer has been assigned an exercise notice in respect of an option, he is thereafter not allowed to effect a closing purchase transaction. To secure his obligation to deliver the underlying security in the case of a call option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the Exchanges.

     The principal reason for writing options on a securities portfolio is to attempt to realize income, through the receipt of premiums. The covered call option writer has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The call option writer has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by the Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

     FACTORS WHICH MAY ADVERSELY AFFECT TRANSACTIONS IN OPTIONS. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at time, render certain of the facilities of the Clearing Corporation and the Exchanges inadequate. Such events have in the past resulted, and may again result, in the institution by an Exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers orders.

     In the event that NASDAQ options are traded, it is anticipated that many of the factors which may adversely affect transactions in Exchange listed options may also adversely affect
NASDAQ options.

     The size of the premiums which the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

     POSITION LIMITATIONS. Each of the Exchanges has established limitations governing the maximum number of calls (whether or not covered) which may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. At the date of this Prospectus, the only such limits which may affect the operations of the Fund are those which limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares) or 10,500 options (1,050,000 shares) in each class regardless of expiration date. Whether the applicable limit is 4,500, 7,500, or 10,500 options is determined by the most recent six-month trading volume of the underlying security. Every six months each Exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options which the Fund can write on a particular security.

INVESTMENT RESTRICTIONS AND OTHER INVESTMENT POLICIES

     The following restrictions are fundamental policies for the protection of the Fund's shareholders and cannot be changed without the approval of the holders representing a majority of the Fund's outstanding voting securities, which for purposes of such approval shall be the lesser of (i) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

     (1) With respect to 75 percent of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5 percent of the total assets of the Company, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (U.S. Government Securities).

(2) Invest more than 25 percent of its total assets in securities or issuers in any one particular industry. This restriction does not apply to investments in U.S.
Government Securities.

     (3) Purchase more than 10 percent of the outstanding voting securities, or any class of securities, of any one issuer.

     (4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (The deposit or payment by the Fund of initial or variation margin in connection with related options is not considered the purchase of a security on margin.)

     (5) Engage in any option strategy except that the Fund may write covered call options with respect to all of its portfolio securities, and enter into closing purchase transactions with respect to such options.

     (6) Make short sales of securities, maintain a short position, or participate in a joint or a joint and several basis in any trading account in securities.

     (7) Invest in real estate, or real estate limited partnerships, although the Fund may invest in marketable securities which are secured by real estate and securities of companies which invest in or deal in real estate. The Fund will not invest more than 15% of the value of its total net assets in illiquid securities, including real estate interests.

     (8) Borrow money, except that the Company may borrow money on a secured or unsecured basis from banks as a temporary measure for extraordinary or emergency purposes including, but not limited to, the purchase of its own common stock. Such temporary borrowings may not exceed 5 percent of the value of the Company's total assets at the time any loan is made. No more than 10 percent of the value of the Company's total assets at the time any loan is made may be pledged as collateral for such temporary borrowings.

     (9) Buy or sell commodities, commodities futures contracts or commodities options contracts.

     (10) Make loan of money, except by the purchase of debt obligations in which the Company may invest consistent with its investment objective and policies.

     (11) Issue senior securities, as defined in the Investment Company Act of 1940, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in number 8 above, and then only to the extent there mentioned.

     (12) Invest more than 5 percent of the value of the Company's total assets in securities of issuers which have been in continuous operation less than three years.

     (13) Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (14) Underwrite securities of others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     (15) Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940.

     (16) Invest for the purpose of exercising control or management of another company.

     (17) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.

     (18) Invest in securities restricted as to disposition under the Federal securities laws.

     (19) Invest in warrants.

MANAGEMENT OF THE COMPANY

     The overall business and affairs of the Company are the responsibility of the Company's Board of Directors, the members of which are elected by the shareholders. The day-to-day operations of the Company are managed by the Company's President subject to the bylaws of the Company and review by the Board of Directors. The following persons are directors and/or officers of the Company.
Name, Age, Company, Address,        Principal Occupation
Position with Company               For Last Five Years

Richard Peter Cancelmo, Jr.* (38)   Founder of the Adviser.
3030 University Boulevard           Former Investment
Houston, Texas  77005               Executive, Paine Webber,
President, Treasurer & Director     Inc.  He earned a B.A.
                                    from Washington and Lee
                                    University.

James Barry Kendrick (35)       Construction Manager,
3514 Dumbarton St.                  Hanscomb, Inc.
Houston, Texas  77025               Former Project Manager,

Director and Secretary              Brown and Root, Inc.
                                    He earned a B.S. from
                                    Texas A & M University.

Samuel Lee Moreland (36)            Manager, Real Estate,
2311 Briar Park                     American General Corp.
Houston, Texas  77042               Former Vice President,
Director                            Asset Management,
                                    Bonnet Resources Corp.
                                    He earned a B.A. from
                                    the University of Texas.


     *Indicates an "interested person" as defined in the Company
Investment Act of 1940.

     Directors and Officers as a group were beneficial owners of 2.38% of the outstanding shares of the company as of December 31, 1996.

     The Company has entered into an Investment Advisory Contract (the "Contract") with Cancelmo Capital Management, Inc., 3030 University Blvd., Houston, Texas 77005. The Adviser, which is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, manages the investment and reinvestment of the assets of the Company in accordance with the Company's investment objective, policies, and restrictions. Richard P. Cancelmo, Jr. is the sole shareholder of the Adviser and is responsible for all its investment decisions, including the day-to-day management of the Company's portfolio. There can be no assurance that the Adviser could find a suitable replacement for Mr. Cancelmo in the event of his death or disability. Mr. Cancelmo also serves as the President and a Director of the Company. Prior to forming the Adviser in 1995, Mr. Cancelmo was affiliated from 1982 with a securities firm.
The "Management of the Company" section of the Prospectus contains further information about the Adviser.

     Under the Management Agreement, any liability of the Adviser to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Management Agreement.

     The Management Agreement may not be assigned by the Adviser and will terminate automatically upon assignment. It may be terminated without penalty upon 60-days' written notice by either party or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Management Agreement may be amended by a vote of a majority of the Directors of the Fund, including a majority of the disinterested directors, cast in person at a meeting called for that purpose, subject to approval by the vote of a majority of the Fund's outstanding voting securities. "A majority of the Fund's outstanding voting securities" as used herein, is defined in the first paragraph of "Investment Restrictions and Other Investment Policies."

BROKERAGE

     Under the terms of the Advisory Agreement, the Adviser is authorized to employ brokers and dealers to execute orders for the purchase and sale of the Fund's portfolio securities, including the writing of option contracts, who, in its best judgment, can provide "best execution" (prompt and reliable execution at a reasonably competitive price).

     In determining the abilities of the broker-dealer to provide best execution of a particular portfolio transaction, the Adviser considers all relevant factors including the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate each transaction by participation therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; and the quality and continuity of service rendered by the broker-dealer with regard to the Fund's other transactions; and any other factors relevant to the selection of a broker-dealer for particular and related portfolio transactions of the Fund. Subject to the foregoing obligation to seek best execution, the Adviser may consider as a factor in the allocation of portfolio transactions to a broker-dealer the broker-dealer's provision of research services to the Adviser. The aggregate amount of brokerage commissions paid by the Fund for the year ending December 31, 1996 was $20,069.

     If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option, except where the Fund utilizes a clearing agent with respect to certain call options. Likewise, if an option written by the Fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer or clearing agent who executed the sale of the option.

     The Fund may purchase or sell listed securities in the over-the- counter market ("the third market"). Where transactions are executed in the third market, the Fund generally will deal with the primary market makers; however, if it is to the advantage of the Fund, the services of other brokers may be utilized.


            TAX INFORMATION AND OPTION ACCOUNTING PRINCIPLES

     When the Fund writes an option, an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option which is either the last sale price, or, in the absence of a sale, the mean between the last current bid and asking price. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss is a short-term capital gain or loss for Federal income tax purposes, except that a short-term loss realized when the Fund closes certain in-the-money covered call options involving portfolio equity securities will be converted to a long-term capital loss if the hypothetical sale of the underlying security on the date of such transaction would have given rise to a long-term capital gain. If a call option which the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     SPECIAL TAX RULES APPLICABLE TO "STRADDLES" - Section 1092 of the Code may affect the taxation of options on equity securities. Section 1092 defines a "straddle" as offsetting positions with respect to personal property. A position in personal property is generally defined as any interest, including an option, in personal property. A position in personal property includes certain options written thereon and also includes a stock position and "deep-in-the-money" options (as defined in the Code) written thereon.

     Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position in the straddle can only be deducted to the extent that the loss exceeds the unrealized gains on all offsetting straddle positions.
Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period.
These rules are applicable to the Fund's "deep-in-the-money" stock option positions. In addition, Section 1092 will suspend or terminate the Fund holding period in certain stocks with respect to which the Fund writes options, including non-"deep-in-the money" options which are "qualified covered call options," and subject stocks to restrictions comparable to the "wash sale rules" of Code Section 1091. Losses which the Fund realizes on certain transactions involving certain in-the-money covered call options may be converted from short-term to long-term capital loss. Management will manage the Fund to take into account Section 1092 and such Regulations.

CALCULATION OF PERFORMANCE DATA AND OTHER
                 PERFORMANCE COMPARISONS AND STATISTICS

     From time to time the Fund may report its "total return" in prospectuses, the Fund's annual reports, shareholder communications, and advertising.

     Total return for a performance period is calculated by assuming a hypothetical initial investment ("p") in the Fund at the beginning of the period. Then, assuming reinvestment of all distributions into new Fund shares, a redeemable value at the end of the performance period ("ERV") is calculated based on actual Fund performance. The percentage change between the ending value and initial investment is the "cumulative total return." The "average annual total compound return" (growth rate) expresses the total return as an annual rate, which if compounded annually over the period ("n" is the number of years), would increase or decrease the initial investment to the ending value (Formula for calculating average annual total compound return:
(ERV/p)1/n-1)).

     VOLATILITY. Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Sometimes beta may be calculated relative to a different market index. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     OTHER PERFORMANCE QUOTATIONS. One measure of performance that adjusts for risk is alpha. Alpha is a measure of the difference between the Fund's performance and a market index portfolio with the same beta.

     For example, suppose the Fund's beta is approximately 0.5 over a historical period. Then, a similar risk market index portfolio can be constructed with a beta of 0.5 by creating an index with a weight of 50% in the S & P 500 Index and 50% in U.S. Treasury Bills. The Fund's return is then compared to the return of the market index.

     Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

     COMPARISONS. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of the Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages, among others, may be used:

     a) The Dow Jones Composite Average or its component averages -an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

     b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.
     c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

     d) Wilshire 5000 Equity Index -represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     e) Mixtures of indexes and U.S. Treasury Bills which approximate the historical risk level of the Fund. In particular: mixtures of the S & P 500 Stock Index and U.S.
Treasury Bills such as the 50%/50% mixture discussed under "Other
Performance Quotations."

     f) Lipper -Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -measure total return and average current yield for the mutual fund industry, and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     g) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     h)   Financial publications:  The Wall Street Journal and
Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

     i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

     j) Stocks, Bonds Bills, and Inflation, published by Ibbotson Associates -historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

     k)   Savings and Loan Historical Interest Rates - as
published in the U.S. Savings & Loan League Fact Book.       l)
Historical data supplied by the research departments of major brokerage firms.

     l) Historical data supplied by the research departments of major brokerage firms.

     m) Standard & Poor's 100 Stock Index -an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The S & P 100 Stock Index is a smaller more flexible index for options trading.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund, and that the averages are generally unmanaged. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

     DESCRIPTION OF COMMON STOCK. The Company was incorporated in Texas on October 25, 1995 with 10,000,000 authorized shares of common stock, $1.00 par value. There were 199,497 shares issued and outstanding as of December 31, 1996. All the outstanding shares are, and the shares to be issued as contemplated herein will be, duly authorized, fully paid and nonassessable. Each issued and outstanding share has full voting rights and is entitled to one vote on all matters submitted to the shareholders, including the right to vote at the annual meeting of shareholders on the election of directors and the selection of independent certified public accountants. No shareholder is entitled to cumulative voting rights or to any preemptive right to acquire securities of the Company. Each share has equal dividend, distribution, and liquidation rights.

     PRINCIPAL SHAREHOLDERS. As of December 31, 1996, the following individuals each owned beneficiary and of record 5% or more of the 199,497 outstanding shares of the company.

Owner                         # of Shares       % Total

HIS Trust                     49,164              24.64
Peggy D. Cancelmo             18,876               9.46
William F. Denney             18,876               9.46
Richard P. Cancelmo, M.D.     10,697               5.36
J.L. and S.J. Hochenedel      10,643               5.34
James P. Jackson              10,633               5.33
Sarah F. Jackson              10,617               5.32
Walter McCaine                10,455               5.24


                               TAX STATUS

     As of the date of this Prospectus, the Fund intends to qualify as a regulated investment company under Subchapter M of the internal Revenue Code of 1986, as amended, and the Fund intends to continue to qualify under said Subchapter M. As a result of such qualification the Fund will not be subject to Federal income taxes to the extent that it distributes not less than 98% of its investment company taxable income and its capital gains net income. Investment company taxable income includes net income from dividends, interest and net short-term capital gain. Premiums from expired options written by the Fund and net gains, if any, from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. In order to qualify under Subchapter M, the Fund, among other things must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; as a result the Fund may be restricted in the writing of options which expire in less than three months or in effecting closing purchase transactions in options written less than three months before such transactions.

PRICING AND REDEMPTION OF FUND SHARES

     The Fund's net asset value per share is calculated by taking the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Portfolio securities which are traded on a national securities exchange are valued at the last sale price or if there is no recent sale, at the mean between the last current bid and asked prices. All other securities not so traded are valued at the mean between the last current bid and asked prices if market quotations are available. Other securities and assets are valued at fair value in accordance with methods determined in good faith by the Fund's Board of Directors.

     The Fund may suspend the right of redemption or delay payment more than three (3) business days: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading on the New York Stock Exchange is restricted; (c) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (d) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The amount received by a shareholder upon redemption may be more or less than he paid for his shares depending on the market value of the Fund's portfolio securities at the time.

     Shares of the Fund may be transferred upon delivery to the Fund of (1) a letter of instructions, signed by each registered owner exactly as the shares are registered, which clearly identifies the exact names in which the account is presently registered, the account number, the number of shares to be transferred, and the names, addresses and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment ("stock power"), which should specify the total number of shares to be transferred and on which the signature(s) of the registered owner(s) have been guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange. Additional documents are required for transfers by corporation, executors, administrators, trustees and guardians; if a shareholder is in doubt as to what documents are required, he should contact the Fund. The Fund is not bound to record any transfer on the stock transfer books until the Fund has received all required documents.

CUSTODIAN

     The Fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

     TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING
AGENT       The Fund serves as its own Transfer, Dividend
Disbursing and Shareholder Service Agenting.

                       INDEPENDENT AUDITORS

     Simonton, Kutac & Barnidge, L.L.P., Certified Public Accountants, Two Houston Center, 909 Fannin, Suite 2050, Houston, Texas 77010-1007 serves as independent auditors to the Fund.
The services provided by the firm include the audit of the financial statements of the Fund included in the Statement of Additional Information and services related to other filings made with the Securities and Exchange Commission.


                      Independent Auditors  Report

January 15, 1997


To the Shareholders and Board of Directors,
West University Fund, Inc.
Houston, Texas

We have audited the accompanying statement of assets and liabilities of West University Fund, Inc., (a Texas corporation), including the schedule of portfolio investments, as December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the year then ended. These financial statements and per share data and ratios are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred above present fairly, in all material respects, the financial position of West University Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.


                        Simonton, Kutac and Barnidge, L.L.P.
                              WEST UNIVERSITY FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES

                                   December 31, 1996



ASSETS
 Investments in securities, at market value
   (cost: $1,432,480)                                 $1,723,517
 Variable demand notes, at market value
   (cost: $629,349)                                     629,349

 Receivables:
   Dividends                                              2,622
   Interest                                               2,365

   Total Assets                                       $2,357,853


LIABILITIES
 Covered call options written, at market value
   (premiums received: $189,725)                      $ 267,820
 Payables for securities purchased                       42,962
 Accrued expenses                                         9,620

     Total Liabilities                                $ 320,402


NET ASSETS                                            $2,037,451
Net asset value per share
  ($2,037,451 / 199,497 shares outstanding)           $   10.21


COMPONENTS OF NET ASSETS

 Common stock, $1.00 par value; 10,000,000 shares
   authorized, 199,497 shares issued and outstanding  $ 199,497
 Paid-in capital                                      1,814,737
 Undistributed net investment income                         --
 Net unrealized appreciation on investments              23,217

                                                      Net Assets   $
2,037,451

                 West University Fund, Inc. Portfolio of Investments December 31, 1996

Common Stocks

Airlines - 2.70%

Southwest Airlines
  Investments:
     No. of Shares: 2,500          Market Value:  55,000
  Outstanding Options:
     Shares Optioned:  2,500       Exp. Date:  Mar 97
     Exercise Price: 20            Market Value:  7,968

Autos - 2.37%

Ford Motor
  Investments:
     No. of Shares: 1,500          Market Value:  48,375
  Outstanding Options:
     Shares Optioned:  1,500       Exp. Date:  Mar 97
     Exercise Price: 30            Market Value:  3,938

Chemicals - 9.21%

Calgon Carbon Corp.
  Investments:
     No. of Shares: 8,000          Market Value:  98,000
  Outstanding Options:
     Shares Optioned:  8,000       Exp. Date:  Feb 97
     Exercise Price: 10            Market Value:  19,000

Great Lakes Chemical
  Investments:
     No. of Shares: 1,000          Market Value:  46,750
  Outstanding Options:
     Shares Optioned:  1,000       Exp. Date:  Jan 97
     Exercise Price: 50            Market Value:  3,000


*  Non-Income Producing Security


The accompanying notes  are an integral part
of these financial stat          ements.

Wellman, Inc.
  Investments:
     No. of Shares: 2,500          Market Value:  42,813
  Outstanding Options:
     Shares Optioned:  2,500       Exp. Date:  Mar 97
     Exercise Price: 15            Market Value:  6,875

  Chemicals Market Value: 187,563
  Chemicals Options Sold: 28,875

Containers - 1.53%

Sea Containers
  Investments:
     No. of Shares: 2,000          Market Value:  31,250

Electronics and Semi-Conductors - 6.77%

AMP, Inc.
  Investments:
     No. of Shares: 2,000          Market Value:  76,750
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  May 97
     Exercise Price: 35            Market Value:  8,875

Motorola
  Investments:
     No. of Shares: 1,000          Market Value:  61,250
  Outstanding Options:
     Shares Optioned:  1,000       Exp. Date:  Apr 97
     Exercise Price: 40            Market Value:  22,000

  Electronics and Semi-Conductors Market Value:  138,000
  Electronics and Semi-Conductors Sold: 30,875

Insurance & Brokerage - 5.05%

Lehman Brothers, Inc.
  Investments:
     No. of Shares: 2,000          Market Value:  62,750
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Apr 97
     Exercise Price: 20            Market Value:  40,125


*  Non-Income Producing Security

The accompanying notes  are an integral part
of these financial stat          ements.

Leucadia National
  Investments:
     No. of Shares: 1,500          Market Value:  40,125

  Insurance & Brokerage Market Value:  102,875
  Insurance & Brokerage Sold: 23,500

Medical Services - 1.29%

Healthsource *
  Investments:
     No. of Shares: 2,000          Market Value:  26,250
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Jan 97
     Exercise Price: 15            Market Value:  313

Mining - 6.19%

Battle Mountain Gold
  Investments:
     No. of Shares: 5,920          Market Value:  40,700
  Outstanding Options:
     Shares Optioned:  5,900       Exp. Date:  Apr 97
     Exercise Price: 7-1/2         Market Value:  3,319

Cyprus Amex Minerals
  Investments:
     No. of Shares: 2,000          Market Value:  47,000
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Jan 97
     Exercise Price: 22-1/2        Market Value:  2,125

Santa Fe Pacific
  Investments:
     No. of Shares: 2,500          Market Value:  38,438
  Outstanding Options:
     Shares Optioned:  2,500       Exp. Date:  June 97
     Exercise Price: 15            Market Value:  4,063

  Mining Market Value:  126,138
  Mining Options Sold:  9,507



*  Non-Income Producing Security

The accompanying notes are an integral part
                     of these financial statements.

Miscellaneous Manufacturing - 10.49%

Gould Pumps, Inc.
  Investments:
     No. of Shares: 6,000          Market Value:  137,625
  Outstanding Options:
     Shares Optioned:  6,000       Exp. Date:  Mar 97
     Exercise Price: 20            Market Value:  19,500

Keystone International
  Investments:
     No. of Shares: 2,000          Market Value:  40,250
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Mar 97
     Exercise Price: 17-1/2        Market Value:  5,375

Singer Company, N.V.
  Investments:
     No. of Shares: 1,600          Market Value:  35,800
  Outstanding Options:
     Shares Optioned:  1,600       Exp. Date:  Jan 97
     Exercise Price: 17-1/2        Market Value:  7,800

  Miscellaneous Manufacturing Market Value:  213,675
  Miscellaneous Manufacturing Options Sold: 32,675

Packaging - 6.44%

Ball Corp.
  Investments:
     No. of Shares: 5,000          Market Value:  131,250
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Feb 97
     Exercise Price: 22-1/2        Market Value:  7,625
     Shares Optioned:  2,000       Exp. Date:  Feb 97
     Exercise Price: 25            Market Value:  3,000

Publishing - 2.96%

Readers Digest
  Investments:
     No. of Shares: 1,500          Market Value:  60,375
  Outstanding Options:
     Shares Optioned:  1,500       Exp. Date:  Apr 97
     Exercise Price: 40            Market Value:  2,953


*  Non-Income Producing Security

The accompanying notes  are an integral part
of these financial stat          ements.
Common Stocks (continued)

Real Estate - 1.57%

Castle and Cooke, Inc.*
  Investments:
     No. of Shares: 2,000          Market Value:  32,000

Retail - 7.25%

Auto Zone, Inc.*
  Investments:
     No. of Shares: 2,000          Market Value:  55,000
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  June 97
     Exercise Price: 22-1/2        Market Value:  12,125

StanHome, Inc.
  Investments:
     No. of Shares: 3,500          Market Value:  92,750
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Feb 97
     Exercise Price: 25            Market Value:  4,000
     Shares Optioned:  1,500       Exp. Date:  May 97
     Exercise Price: 25            Market Value:  4,031

  Retail Market Value:  147,750
  Retail Market Options Sold: 20,156

Service - 4.52%

Kelly Services, Inc.
  Investments:
     No. of Shares: 2,000          Market Value:  54,000
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  May 97
     Exercise Price: 25            Market Value:  7,125

Ogden Corp.
  Investments:
     No. of Shares: 2,000          Market Value:  38,000
  Outstanding Options:
     Shares Optioned:  2,000       Exp. Date:  Feb 97
     Exercise Price: 17-1/2        Market Value:  3,000

  Service Market Value:  92,000
  Service Market Options Sold: 10,125


*  Non-Income Producing Security

The accompanying notes are an integral part
                     of these financial statements.

Software - .70%

Novell, Inc.
  Investments:
     No. of Shares: 1,500          Market Value:  14,203
  Outstanding Options:
     Shares Optioned:  1,500       Exp. Date:  Feb 97
     Exercise Price: 12-1/2        Market Value:  328

Tires - 9.94%

TBC Corp.*
  Investments:
     No. of Shares: 27,000         Market Value:  202,500
  Outstanding Options:
     Shares Optioned:  22,000      Exp. Date:  Mar 97
     Exercise Price: 5             Market Value:  60,500
     Shares Optioned:  5,000       Exp. Date:  Mar 97
     Exercise Price: 7-1/2         Market Value:  5,313

  Tires Market Value:  202,500
  Tires Market Options Sold: 65,813

Toiletries/Cosmetics - 5.61%

Carter Wallace
  Investments:
     No. of Shares: 4,700          Market Value:  73,438
  Outstanding Options:
     Shares Optioned:  4,700       Exp. Date:  Apr 97
     Exercise Price: 12-1/2        Market Value:  17,919

Tambrands, Inc.
  Investments:
     No. of Shares: 1,000          Market Value:  40,875
  Outstanding Options:
     Shares Optioned:  1,000       Exp. Date:  Apr 97
     Exercise Price: 40            Market Value:  2,250

  Toiletries/Cosmetics Market Value:  114,313
  Toiletries/Cosmetics Market Options Sold: 20,169



*  Non-Income Producing Security

The accompanying notes are an integral part
                     of these financial statements.

Total Equities - 84.59%
  (Cost: $1,622,205)          Market Value:  1,723,517

Total Option Contracts Written - (13.14%)
  (Premiums received: $189,725)
                              Market Value:  (267,820)

Short-Term Investments
  Variable Demand Notes

American Family - 4.91%
  (Cost:  $100,000)           Market Value:             $100,000

Eli Lilly - 4.91%
  (Cost:  $100,000)           Market Value:              100,000

General Mills - 4.91%
  (Cost:  $100,000)           Market Value:              100,000

Pitney Bowes - 1.43%
  (Cost:  $29,349)            Market Value:               29,349

Sara Lee - 4.91%
  (Cost:  $100,000)           Market Value:              100,000

Southwestern Bell - 4.91%
  (Cost:  $100,000)           Market Value:              100,000

Warner Lambert - 4.91%
  (Cost:  $100,000)           Market Value:              100,000

Total Short Term Investments - 30.89%
  (Cost:  $629,349)           Market Value:              629,349

Other Assets and Liabilities Net - (2.34%)
                              Market Value:              (47,595)

Net Assets - 100%             Market Value:        $2,037,451






The accompanying notes are an integral part of these financial statements.





WEST UNIVERSITY FUND, INC.

STATEMENT OF OPERATIONS

                            For the Year Ended December 31, 1996





Income:
  Interest                                            $  20,093
  Dividends                                              27,265

                                                         47,358

Expenses:
  Management fee                                         14,316
  Accounting fee                                          7,755
  Audit and tax consulting fees                           4,562
  Custodian fees                                          5,001
  Other operating expenses                                2,256

     Total expenses                                      33,890

Less:  Reimbursed Expenses                              (5,258)

Net Expenses                                             28,632

Net Investment Income                                    18,726

Net Realized and Unrealized Gain on Investments
  Net realized gain on investments                      110,481
  Net change in unrealized appreciation                  23,217

     Net gain on investments                            133,698

     Net increase in net assets resulting from operations      $  152,424
                          WEST UNIVERSITY FUND, INC.

                   STATEMENTS OF CHANGES IN NET ASSETS

             For the Years Ended December 31, 1996 and 1995



                                              1996      1995

Operations:
  Net investment income                    $  18,726  $   2,188
  Net realized gain on investments           110,481         --
  Net change in unrealized appreciation       23,217         --
     Net increase in net assets resulting
       from operations                       152,424      2,188

Distributions to Shareholders:
  Distributions from net investment income    18,726      2,188
  Distributions from net realized gains      110,481         --
     Total distributions                     129,207      2,188

Capital Share Transactions:
  Proceeds from shares issued (165,228 and
     35,400 shares, respectively)          1,675,593    354,000
  Increase from shares issued in reinvested distributions  88,570      --
  Cost of shares redeemed                  (103,929)         --
     Net increase in net assets derived from
        capital share transactions         1,660,234    354,000
     Net increase in net assets            1,683,451    354,000

Net assets at beginning of year              354,000         --

Net assets at end of year                  $ 2,037,451         $  354,000
                       WEST UNIVERSITY FUND, INC.

                      NOTES TO FINANCIAL STATEMENTS

                            December 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

West University Fund, Inc. (the Fund ), was incorporated under the laws of the State of Texas on October 25, 1995 and commenced investment activity in February 1996. The
Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The following is a summary of the Fund s significant accounting policies.

Basis of Accounting --- The accounting records of the Fund and its financial statements are maintained and prepared on the accrual basis under generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation --- Investments and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day of valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices.

Investment Income and Securities Transactions --- Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on an identified cost basis for both financial statement and Federal income tax purposes.

Option Accounting Principles --- When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Fund Share Valuation --- Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund s investments and other assets, less the sum of liabilities and the value of outstanding call options, by the number of Fund Shares outstanding.

Federal Income Taxes --- It is the Fund s intention to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

Custodian --- The Fund s custodian is Firstar Trust
Company. Pursuant to the terms of the Custodian Agreement the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND  AFFILIATED
PERSONS

Cancelmo Capital Management , Inc. (the Adviser ) is the investment adviser of the Fund. The Adviser, subject to the control and direction of the Fund s board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of all options and making recommendations to the Fund s board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual fee equal to 1.0% of average daily net assets. The Adviser will reduce its fees to limit the total annual expenses of the Company
(including the Adviser s fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.




NOTE 3 - CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 10,000,000 shares of common stock, par value $1.00. On October 25, 1995, 35,400 shares of common stock were issued for $354,000 of marketable securities. The 35,400 outstanding shares are held by two shareholders who are related to an officer and director of the Company.

As of December 31, 1996, there were 199,497 shares of $1.00 par value capital stock authorized and capital paid-in aggregated $1,814,737.

Transactions in capital stock were as follows:

                                      Shares         Amount
                                   1996  1995    1996     1995

Shares sold                      165,22835,400      $1,675,593$ 354,000
Shares issued in reinvestment of dividends        8,692     --   88,570       --

Shares redeemed                    9,823    --         103,929                --

  Net increase                   164,09735,400      $1,660,234     $ 354,000


NOTE 4 - INVESTMENT ACTIVITY

For the year ended December 31, 1996, purchases of investment securities (excluding short term investments) totaled $3,111,007 and proceeds from sales totaled $1,549,917.

As of December 31, 1996, portfolio securities valued at $1,593,755 were held in escrow by the custodian in connection with covered call options written by the Fund.

                                      Number
                                        of
                                     Contracts        Premiums

Outstanding at beginning of year         --         $      --
Call options written                  1,722           389,952
Call options terminated in closing purchase
  transactions                         (43)           (9,678)
Call options expired                  (182)          (53,321)
Call options exercised                (580)         (137,228)

Outstanding at December 31, 1996        917         $ 189,725
                        SUPPLEMENTARY INFORMATION

                   SELECTED PER SHARE DATA AND RATIOS




                                                        1996


Net asset value at beginning of year                  $   10.00

Income from investment operations:
  Net investment income                                     .09
  Net realized and unrealized gain on securities         .80
  Total from investment operations                          .87
  Less Distribution                                        (.68)

Net asset value at end of period                      $   10.21

Total return*                                              9.71%

Ratios/Supplemental Data:
  Net assets at end of period (in thousands)          $   2,037
Expenses to average net assets                             1.82
  Net investment income before taxes
     to average net assets                                 1.19
  Portfolio turnover rate                                101.38%
  Average commission rate**                                 .0446






*    Annualized
**   The formula for calculating the average commission rate
is
     total commission paid divided by total shares purchased and sold.  Each option contract is 100 shares.

SIGNATURES

  Pursuant to the requirements of (the Securities Act of 1933 and) the Investment Company Act of 1940 the Registrant
(certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston and state of Texas on the 31st day of March, 1997.








West University Fund, Inc.



                     BY  Richard Peter Cancelmo, Jr.
                     Richard Peter Cancelmo, Jr.
                     President

Pursuant to the requirements of (the Securities Act of 1933 and) this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                      Director, Secretary     March 31,
1997
James Barry Kendrick       (Title)                (Date)


                          Director            March 31,
1997
Samuel Lee Moreland        (Title)                (Date)